Exhibit 10.16

AMENDMENT TO
LICENSE AGREEMENT
BETWEEN
BAXTER
AND
ZIOPHARM ONCOLOGY, INC.

This Amendment, effective September 24, 2009 is an Amendment to the License Agreement dated November 3, 2006, as amended, between Baxter Healthcare S.A. having an address at Hertistrasse 2, CH-8304, Wallisellen Switzerland and Baxter International, Inc. having an address at One Baxter Parkway, Deerfield, IL 60015 (collectively, “Baxter”) on the one hand and Ziopharm Oncology, Inc. having an address at 1 First Avenue, Parris Building # 34, Charlestown, MA 02129 (hereinafter “Licensee”).

WHEREAS, Baxter and Licensee wish to amend the license grant of the License Agreement;

NOW, THEREFORE, in consideration of the mutual agreement hereinafter set forth, Baxter and Licensee hereby agree to amend the License Agreement as follows:

Section 2.1 is changed to read as follows:

“2.1         Grant. Subject to the conditions hereunder,

(a)
Baxter hereby grants to Licensee a world-wide royalty bearing (pursuant to Article 3) exclusive right and license, with the right to grant sublicenses, under Licensed Patents to use, market, sell, offer to sell, make, have made and import Licensed Products in the Territory; and

(b)
Baxter hereby grants to Licensee a world-wide, non-royalty bearing exclusive right and license, with the right to grant sublicenses, under the Intangible Property Rights to use, market, sell, offer to sell, make, have made and import Licensed Products in the Territory.”

Article 4 is deleted in its entirety.

In all other respects, the License Agreement shall remain in full force and effect, unless further amended by written agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective the day and year first above-written.

ZIOPHARM ONCOLOGY, INC.

By:  /s/ Richard Bagley

Name: Richard Bagley
Title: President, COO, CFO

BAXTER HEALTHCARE S.A.

By:	/s/ John W. Cornell
Name: John W. Cornell
Title: Assistant General Counsel

BAXTER INTERNATIONAL INC.

By:	/s/ John W. Cornell
Name: John W. Cornell
Title: Assistant General Counsel